UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Babson Capital Corporate Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President, Secretary and Chief Legal Officer
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Babson Capital Corporate Investors
Report for the Six Months Ended June 30, 2014

Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/mci
Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Corporate Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s  investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long- term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine  debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson  Capital Management LLC (“Babson  Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete  schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information  is available (i) on the SEC’s website at http:// www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital.  A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust  voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

July 31, 2014

We are pleased to present the June 30, 2014 Quarterly Report of Babson Capital Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on August 15, 2014 to shareholders of record on August 1, 2014. The Trust paid a $0.30 per share dividend for the preceding quarter.  The Trust earned $0.28 per share of net investment income, including $0.03 per share of non-recurring income, for the second quarter of 2014, compared to $0.31 per share in the previous quarter. The previous quarter’s earnings included $0.06 per share of non-recurring income.

During the second quarter, the net assets of the Trust increased to $287,553,809 or $14.77 per share compared to $277,298,835 or $14.27 per share on March 31, 2014.  This translates into a 5.7% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 16.1%, 14.3%, 15.7%, 13.0%, and 13.4% for the 1, 3, 5, 10, and 25-year time periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 0.7% during the quarter, from $15.17 per share as of March 31, 2014 to $15.27 per share as of June 30, 2014.  The Trust’s market price of $15.27 per share equates to a 3.4% premium over the June 30, 2014 net asset value per share of $14.77.  The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 18.5%, 14.6% and 12.8%, respectively.  U.S. equity markets, as approximated by the Russell 2000 Index, increased 2.1% for the quarter. U.S. fixed income markets, as approximated  by the Barclays Capital U.S. Corporate High Yield Index, increased 2.4% for the quarter.

Although middle market merger and acquisition activity picked up during the second quarter of 2014, purchase price and leverage multiples continued to increase. The Trust closed one new private placement investment during the second quarter. This investment  was in ERG Holding Company LLC. A brief description of the investment can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in this transaction was $2.0 million. On a year-to-date basis, we have invested $15.7 million of capital, down 13% from the $18.0 million of capital we invested in the first half of 2013. The principal reason for the decline in our investment activity is simple – we are not willing to provide financial leverage at levels that we believe are imprudent.  Depending upon the data source, market leverage levels are at or above the peak levels we last saw in 2007. Similarly, purchase price multiples are at or above 2007 levels, leading many private equity sponsor groups to be unwilling to pay such high prices for companies. We are troubled by current market conditions and are approaching new investment opportunities cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. While our investment volume has typically suffered during very aggressive market conditions  such as we have today, this approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the second quarter.  Sales and earnings for the Trust’s portfolio as a whole continued their upward momentum. We only had a few credit downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We successfully exited six investments during the second quarter and realized significant gains from these transactions.  We continue to have a large backlog of portfolio companies that are in the process of being sold, with closings expected this year. We only had one portfolio company prepay its debt instruments held by the Trust during the second quarter. This low level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013, when 32 of the Trust’s portfolio companies fully or partially prepaid their debt obligations to the Trust.

The Trust was able to maintain its $0.30 per share quarterly dividend for the second quarter. However, net investment income, excluding non-recurring income, has been below the dividend rate since the third quarter of 2013. As we have discussed in prior reports, income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of prepayment and exit activity that has occurred since the beginning of 2012.  We have not been

(Continued)

able to offset this with new investments due to the aggressive and highly competitive market conditions and the slower merger and acquisition market that have existed for most of the past few years. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, dividends tend to be correlated with earnings capacity. Absent non-recurring income and earnings carried forward from prior quarters, earnings available for the quarterly dividend would have been approximately $0.28 per share for the second quarter.  We have nearly depleted the earnings carry-forward and will not have that source available to supplement current income much longer. Unless market conditions change dramatically, it is also unlikely that we will be able to rebuild the portfolio back to its former size in the near term.  As a result, it is likely that within the next few quarters we will have to reduce the dividend from the current $0.30 per share quarterly rate. We and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Corporate Investors.

Sincerely,

Michael L. Klofas

President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2014
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $193,024,309)	$197,542,737
Corporate restricted securities at market value
(Cost - $41,271,501)	43,734,537
Corporate public securities at market value
(Cost - $49,306,499)	52,055,047
Short-term securities at amortized cost	13,999,289
Total investments (Cost - $297,601,598)	307,331,610
Cash	10,862,331
Interest receivable	2,955,890
Other assets	92,559
Total assets	321,242,390

Liabilities:
Note payable	30,000,000
Tax payable	1,187,597
Investment advisory fee payable	898,606
Deferred tax liability	652,030
Payable for investments purchased	500,000
Interest payable	202,400
Accrued expenses	247,948
Total liabilities	33,688,581
Total net assets	$287,553,809

Net assets:
Common shares, par value $1.00 per share	$19,465,026
Additional paid-in capital	114,603,437
Retained net realized gain on investments, prior years	133,207,098
Undistributed net investment income	7,899,999
Accumulated net realized gain on investments	3,300,267
Net unrealized depreciation of investments	9,077,982
Total net assets	$287,553,809
Common shares issued and outstanding (28,054,782 authorized)	19,465,026
Net asset value per share	$$14.77

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended June 30, 2014
(Unaudited)

Investment Income:
Interest	$13,549,162
Dividends	677,950
Other	297,196
Total investment income	14,524,308

Expenses:
Investment advisory fees	1,741,494
Interest	792,000
Trustees’ fees and expenses	240,000
Professional fees	172,058
Reports to shareholders	45,000
Custodian fees	16,800
Other	149,344
Total expenses	3,156,696
Investment income - net	11,367,612

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	3,852,999
Income tax expense	(542,668)
Net realized loss on investments after taxes	3,310,331
Net change in unrealized appreciation of investments before taxes	8,294,047
Net change in deferred income tax expense	676,198
Net change in unrealized appreciation of investments after taxes	8,970,245

Net gain on investments	12,280,576

Net increase in net assets resulting from operations	$23,648,188

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the three months ended June 30, 2014
(Unaudited)

Net increase in cash:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(9,744,174)
Purchases of portfolio securities	(42,561,656)
Proceeds from disposition of portfolio securities	40,872,184
Interest, dividends and other income received	12,294,702
Interest expense paid	(792,000)
Operating expenses paid	(2,315,616)
Income taxes paid	(80,552)

Net cash provided by operating activities	(2,327,112)

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,646,970)
Receipts for shares issued on reinvestment of dividends	1,046,980
Net cash used for financing activities	(10,599,990)

Net decrease in cash	(12,927,102)
Cash - beginning of year	23,789,433
Cash - end of period	$10,862,331

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$23,648,188
Increase in investments	(25,216,131)
Increase in interest receivable	(520,621)
Increase in other assets	(53,438)
Increase in deferred tax liability	462,116
Increase in investment advisory fee payable	58,958
Decrease in tax payable	(676,198)
Decrease in payable for investments purchased	(20,108)
Decrease in accrued expenses	(9,878)
Total adjustments to net assets from operations	(25,975,300)
Net cash provided by operating activities	$(2,327,112)

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 06/30/2014	For the year ended
	(Unaudited)	12/31/2013
Increase in net assets:

Operations:
Investment income - net	$11,367,612	$22,870,299
Net realized gain on investments after taxes	3,310,331	(942,568)
Net change in unrealized appreciation of investments after taxes	8,970,245	10,248,182
Net increase in net assets resulting from operations	23,648,188	32,175,913

Increase from common shares issued on reinvestment of dividends
Common shares issued (2014 - 71,371; 2013 - 153,982)	1,046,980	2,339,460

Dividends to shareholders from:
Net investment income (2014 - $0.30 per share; 2013 - $1.20 per share)	(5,828,873)	(23,206,251)
Total increase in net assets	18,866,295	11,309,122

Net assets, beginning of year	268,687,514	257,378,392

Net assets, end of period/year (including undistributed net investment income of $7,899,999 and $2,361,260, respectively)	$287,553,809	$268,687,514

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six months ended
	06/30/2014		For the years ended December 31,
	(Unaudited)		2013	2012	2011(a)	2010(a)	2009(a)
Net asset value:
Beginning of year	$13.85		$13.38	$12.69	$12.56	$11.45	$11.17
Net investment income (b)	0.58		1.18	1.28	1.29	1.13	1.03
Net realized and unrealized gain (loss) on investments	0.63		0.48	0.69	0.17	1.06	0.33
Total from investment operations	1.21		1.66	1.97	1.46	2.19	1.36
Dividends from net investment income to common shareholders	(0.30)		(1.20)	(1.25)	(1.34)	(1.08)	(1.08)
Dividends from realized gain on investments to common shareholders	—		—	(0.05)	(0.01)	—	—
Increase from dividends reinvested	0.01		0.01	0.02	0.02	0 (c)	0 (c)
Total dividends	(0.29)		(1.19)	(1.28)	(1.33)	(1.08)	(1.08)
Net asset value: End of period/year	$14.77		$13.85	$13.38	$12.69	$12.56	$11.45
Per share market value:
End of period/year	$15.27		$14.93	$15.28	$17.99	$15.28	$12.55
Total investment return
Net asset value (d)	8.91%		12.76%	17.07%	12%	19.81%	12.64%
Market value (d)	4.35%		5.93%	(7.11%)	27.92%	31.73%	39.89%
Net assets (in millions): End of period/year	$287.55		$268.69	$257.38	$241.94	$237.58	$214.44
Ratio of total expenses to average net assets	2.71	%(f)	2.42%	3.17%	2.42%	2.57%	2.33%
Ratio of operating expenses
to average net assets	1.73	%(f)	1.64%	1.66%	1.62%	1.6%	1.58%
Ratio of interest expense to average net assets	0.58	%(f)	0.59%	0.63%	0.64%	0.7%	0.75%
Ratio of income tax expense to average net assets (e)	0.4	%(f)	0.19%	0.88%	0.16%	0.27%	0%
Ratio of net investment income
to average net assets	8.31	%(f)	8.5%	9.78%	9.91%	9.46%	9.06%
Portfolio turnover	14%		34%	34%	21%	39%	23%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional  information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(f)	Annualized

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$10,585	$9,956	$9,579	$9,065	$8,919	$8,148

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014
(Unaudited)

Corporate Restricted Securities - 83.91%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 68.70%
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$1,609,836	10/17/12	$1,582,972	$1,597,989
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	110,462
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	270,065
			1,855,695	1,978,516
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
Limited Partnership Interest (B)	23.16% int.	11/21/07	181,387	431,009

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 2020	$1,952,502	12/20/13	1,915,642	1,991,552
Limited Liability Company Unit Class A (B)	5,843 shs.	*	290,317	425,956
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	203,610
* 10/09/09 and 10/27/10.			2,306,073	2,621,118

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2015 (D)	$735,000	05/15/08	724,402	367,500
13% Senior Subordinated Note due 2015 (D)	$735,000	05/15/08	673,096	—
Common Stock (B)	105,000 shs.	05/15/08	105,000	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	—
			1,564,893	367,500
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$1,200,000	08/01/12	1,096,615	1,222,776
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	433,806
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	72,775
			1,498,485	1,729,357
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	—	—

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$2,723,077	12/07/12	$2,689,795	$2,668,700
Limited Liability Company Unit (B)	3,434 uts.	*	343,385	276,856
* 12/07/12 and 07/11/13.			3,033,180	2,945,556

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	796 shs.	12/27/07	393,754	1,288,545
Convertible Preferred Stock Series B (B)	53 shs.	01/04/11	40,800	85,002
			434,554	1,373,547
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
Common Stock (B)	1,347 shs	09/26/08	134,683	277,971
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	958 shs	09/26/08	87,993	197,696
			222,676	475,667
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2014	$2,337,496	*	2,336,224	2,220,621
Preferred Class A Unit (B)	3,223 uts.	**	322,300	—
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	—
Common Class B Unit (B)	30,420 uts.	01/22/04	1	—
Common Class D Unit (B)	6,980 uts.	09/12/06	1	—
* 01/22/04 and 06/09/08.			2,811,152	2,220,621
** 01/22/04 and 09/12/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	552,720

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
Preferred Stock Series B (B)	3,065 shs.	04/28/09	306,507	490,190
Common Stock (B)	1,366 shs.	04/28/09	1,366	718,351
			307,873	1,208,541

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$2,411,207	12/21/11	$2,367,104	$2,459,431
Limited Liability Company Unit Class B (B)	79 uts.	12/21/11	85,250	213,561
Limited Liability Company Unit Class C (B)	671 uts.	12/21/11	664,750	1,731,718
			3,117,104	4,404,710
ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
13.5% Senior Subordinated Note due 2020	$2,650,052	05/21/13	2,603,265	2,676,553
Preferred Stock (B)	58 shs.	05/21/13	579,208	610,095
Common Stock (B)	58 shs.	05/21/13	64,356	381,805
			3,246,829	3,668,453
Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2016	$388,481	05/18/05	348,675	388,481
Preferred Stock (B)	63 shs.	10/16/09	62,756	207,964
Common Stock (B)	497 shs.	05/18/05	497,340	51,371
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	130 shs.	05/18/05	112,128	13,467
			1,020,899	661,283
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$2,826,634	04/20/12	2,783,333	2,854,901
Common Stock (B)	2,261 shs.	04/20/12	226,132	385,323
			3,009,465	3,240,224
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$714,893	10/12/12	703,874	718,943
13% Senior Subordinated Note due 2019	$727,297	10/12/12	683,017	734,732
Common Stock (B)	114,894 shs.	10/12/12	114,894	184,420
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	73,011
			1,547,271	1,711,106
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$2,586,820	10/17/12	2,547,021	2,612,688
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	233,802
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	476,072
			3,047,021	3,322,562

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2015	$2,281,593	06/30/06	$2,277,637	$2,167,513
Preferred Stock Class A (B)	879 shs.	06/30/06	268,121	218,034
Common Stock (B)	1 sh.	06/30/06	286	—
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	309 shs.	06/30/06	92,102	76,627
			2,638,146	2,462,174
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
12.5% Senior Subordinated Note due 2015	$750,872	08/07/08	734,409	750,872
Common Stock (B)	73,256 shs.	08/07/08	73,256	190,142
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	57,600 shs.	08/07/08	57,689	149,505
			865,354	1,090,519
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	109 shs.	*	503	1,575,000
* 12/30/97 and 05/29/99

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 2019	$3,390,252	05/09/13	3,214,884	3,491,960
Preferred Stock (B)	3,241 shs.	05/09/13	324,054	334,231
Preferred Stock (B)	1,174 shs.	05/09/13	116,929	121,095
Common Stock (B)	337 shs.	05/09/13	35,673	49,733
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	137 shs.	05/09/13	13,033	20,234
			3,704,573	4,017,253
CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$2,252,308	01/19/11	2,171,141	2,274,831
14% Senior Subordinated Note due 2019	$584,621	08/03/12	575,446	596,313
Common Stock (B)	1,125 shs.	01/19/11	112,500	150,554
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	118,345
			2,946,837	3,140,043

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$1,255,370	03/26/12	$1,225,732	$1,257,876
Common Stock (B)	3,981 shs.	*	398,100	250,271
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	10,813
*03/26/12, 05/25/12 and 06/19/12.			1,641,052	1,518,960

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	422,356

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	111,304
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	86,277
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	1,401,983
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	—
			268,919	1,599,564
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	17,152 shs.	07/05/07	700,392	571,749
Preferred Stock Series C (B)	7,080 shs.	07/05/07	236,503	196,744
Common Stock (B)	718 shs.	07/05/07	7	—
Limited Partnership Interest (B)	12.64% int.	*	189,586	—
*08/12/04 and 01/14/05.			1,126,488	768,493

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2015, to purchase common stock at $.001 per share (B)	20 shs.	08/04/05	137,166	432,789

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,950,750	08/21/08	1,898,101	1,950,750
Common Stock (B)	255,000 shs.	08/21/08	255,000	162,793
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	136,070 shs.	08/21/08	194,826	86,867
			2,347,927	2,200,410

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 2019	$2,407,021	11/22/13	$2,362,839	$2,474,179
Common Stock (B)	62,088 shs.	11/22/13	886,364	655,191
			3,249,203	3,129,370
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/27/09	295,550	421,623
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	308,054
Common Stock (B)	72 shs.	10/27/09	72,238	65,495
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	47,852
			613,548	843,024
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$3,205,571	05/04/12	3,156,967	3,192,237
Preferred Stock (B)	61 shs.	05/04/12	605,841	677,765
Common Stock (B)	61 shs.	05/04/12	67,316	202,270
			3,830,124	4,072,272
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
13% Senior Subordinated Note due 2015	$855,000	11/01/06	841,740	855,000
Common Stock (B)	180,000 shs.	11/01/06	180,000	100,946
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	56,514 shs.	11/01/06	78,160	31,694
			1,099,900	987,640
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660 shs.	01/08/08	329,990	462,840

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$2,850,000	02/01/10	2,624,607	2,878,500
Common Stock (B)	150 shs.	02/01/10	150,000	222,597
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	530,746
			3,095,907	3,631,843

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
Common Stock (B)	122 shs.	03/01/12	$272,727	$417,219

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 2019	$1,178,064	07/26/13	1,157,434	1,213,406
Common Stock	3,069 shs.	07/26/13	306,947	178,749
			1,464,381	1,392,155
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 2019	$1,894,532	04/04/14	1,857,902	1,912,272
Common Stock (B)	63 shs.	04/04/14	157,314	157,325
			2,015,216	2,069,597
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	610,718
Limited Liability Company Unit (B)	512 uts.	09/27/10	51,220	76,051
			226,255	686,769
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit (B)	483,355 uts.	04/15/14	—	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	711,900
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	101,476
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	80,237
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	146,838
			630,281	1,523,806
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	328,371

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	104,271
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	198,437
			184,049	302,708

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 2020	$3,177,742	03/27/14	$3,116,042	$3,203,309
Common Stock (B)	315 shs.	03/27/14	315,000	271,183
			3,431,042	3,474,492
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% Senior Subordinated Note due 2019	$2,785,593	03/27/13	2,739,191	2,800,904
Common Stock (B)	2,835 shs.	03/27/13	283,465	311,098
			3,022,656	3,112,002
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 2019 (D)	$73,550	11/13/13	436,682	—
Preferred Stock (B)	287,658 shs.	11/13/13	146,658	—
Preferred Stock Series F (B)	294,200 shs.	11/13/13	1,746,726	—
			2,330,066	—
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 2020	$1,455,729	02/05/14	1,357,546	1,481,257
Common Stock (B)	1,693 shs.	02/05/14	169,271	148,209
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	69,596
			1,600,450	1,699,062
Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Common Stock (B)	115 shs.	11/14/11	115,385	371,665
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	83 shs.	11/14/11	76,788	266,083
			192,173	637,748
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 2019	$2,989,266	02/14/14	2,932,389	3,032,867
Preferred Stock Series A (B)	5,169 shs.	02/14/14	516,852	523,224
Common Stock (B)	1,666 shs.	02/14/14	1,667	96,327
			3,450,908	3,652,418

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
14% Senior Subordinated Note due 2019 (D)	$2,195,137	03/09/12	$2,158,495	$2,125,705
16% Senior Subordinated PIK Note due 2019	$137,702	03/31/14	137,702	133,311
Common Stock (B)	1,552 shs.	03/09/12	155,172	147,520
			2,451,369	2,406,536
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 2020	$3,074,698	01/17/14	3,016,770	3,126,852
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	138,983
			3,219,895	3,265,835
Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 2018	$1,687,500	04/15/13	1,596,614	1,704,575
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	372,666
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	56,294
			2,236,739	2,133,535
Home Decor Holding Company
A designer, manufacturer and marketer of framed art and wall decor products.
Common Stock (B)	63 shs.	*	62,742	175,672
Warrant, exercisable until 2016, to purchase common stock at $.02 per share (B)	200 shs.	*	199,501	558,600
* 06/30/04 and 08/19/04.			262,243	734,272

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	—	—
			—	—
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$2,075,581	08/19/08	2,014,646	2,065,573
Common Stock (B)	474 shs.	08/19/08	474,419	149,558
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	38,655
			2,602,838	2,253,786

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$2,824,796	09/27/12	$2,779,369	$2,873,013
Preferred Stock Series A (B)	2,705 shs.	09/27/12	270,542	324,401
Common Stock (B)	2,185 shs.	09/27/12	2,185	50,278
			3,052,096	3,247,692
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	279 shs.	10/27/11	278,561	577,794

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	719,946

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	748,247
Preferred Stock B (B)	0.17 shs.	12/20/10	—	252
Common Stock (B)	100 shs.	12/20/10	5,000	256,840
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	36 shs.	12/20/10	316,930	307,067
			816,930	1,312,406
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 2019	$2,684,783	12/11/13	2,634,834	2,765,326
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	465,673	743,880
			3,100,507	3,509,206
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$2,567,252	12/05/12	2,524,881	2,504,928
Limited Liability Company Unit (B)	521,739 uts.	12/05/12	521,739	271,204
			3,046,620	2,776,132
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2019	$3,479,917	12/23/11	3,410,985	3,584,313
Preferred Stock Series A (B)	305 shs.	12/23/11	119,662	135,275
Preferred Stock Series B (B)	86 shs.	12/23/11	—	—
Common Stock (B)	489 shs.	*	19,565	589,879
* 12/23/11 and 06/30/14.			3,550,212	4,309,467

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/25/06	$134,210	$93,994
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	57,679
			205,744	151,673
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	55 shs.	06/30/09	55,435	158,583
Convertible Preferred Stock Series D (B)	24 shs.	09/17/09	24,476	73,410
Common Stock (B)	443 shs.	07/15/08	443,478	206,877
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	96 shs.	07/16/08	96,024	44,792
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	128 shs.	09/17/09	—	59,524
			619,413	543,186
LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
Common Stock (B)	315 shs.	08/15/11	315,057	489,657

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	61 shs.	09/12/08	60,714	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	66 shs.	09/12/08	65,571	—
			126,285	—
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	24,109 uts.	*	314,464	299,663
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	41,950
* 05/04/07 and 01/02/08.			357,495	341,613

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018	$1,259,914	01/15/10	$1,165,419	$1,259,914
15% Senior Subordinated Note due 2018	$337,248	10/05/10	333,330	336,063
Common Stock (B)	106 shs.	10/05/10	106,200	201,758
Common Stock Class B (B)	353 shs.	01/15/10	352,941	670,514
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	01/15/10	283,738	593,401
			2,241,628	3,061,650
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	125,519	155,237
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	130,054
Common Unit Class B (B)	497 uts.	08/29/08	120,064	51,020
			246,851	336,311
Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

14% Senior Subordinated Note due 2019	$1,362,886	09/22/11	1,343,557	1,390,144
Limited Liability Company Unit Series A	684 uts.	04/30/14	44,281	41,571
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	549,334
			1,855,671	1,981,049
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$1,705,152	*	1,635,166	—
Preferred Stock Series A (B)	980 shs.	10/10/12	942,054	—
Common Stock (B)	450 shs.	*	450,000	—
Common Stock Series B (B)	1,128 shs.	10/10/12	11	—
Warrant, exercisable until 2014, to purchase common stock at $.02 per share (B)	164 shs.	*	162,974	—
* 08/12/05 and 09/11/06.			3,190,205	—

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$2,990,505	11/02/12	2,941,751	2,807,973
Common Stock (B)	107 shs.	11/02/12	107,143	22,699
			3,048,894	2,830,672

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$2,896,971	11/30/10	$2,865,641	$2,896,971
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	—	276,050
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	—	25,032
			2,865,641	3,198,053
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	—

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2015	$2,004,985	02/02/07	1,993,979	1,904,736
Limited Partnership Interest of Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810
Limited Liability Company Unit Class D of Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759
Limited Liability Company Unit Class D-1 of Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	112,661
Limited Liability Company Unit Class D-2 of Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	250,202
* 12/18/08 and 09/30/09.			3,415,662	2,267,599

Newark Group, Inc.
A major producer of paper products from recycled materials.
Common Stock (B)	134,520 shs.	09/02/10	796,862	904,782

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$1,454,918	11/05/10	1,374,549	1,454,918
Limited Liability Company Unit Series B (B)	51,724 uts.	11/05/10	51,724	101,276
Limited Liability Company Unit Series B (B)	104,792 uts.	11/05/10	104,792	205,183
Limited Liability Company Unit Series F (B)	104,792 uts.	11/05/10	—	25,360
			1,531,065	1,786,737
Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	308,590
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	4,920 shs.	*	492,016	461,944
* 07/09/09 and 08/09/10.			820,695	770,534

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
Common Stock (B)	377 shs.	*	$377,399	$862,165
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	176 shs.	02/02/11	158,961	402,663
* 02/02/11 and 06/30/11.			536,360	1,264,828

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2018	$1,333,333	06/04/10	1,264,869	1,333,333
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	77,857
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	—
Common Stock (B)	1,032 shs.	06/04/10	1,032	—
			1,525,339	1,411,190
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	3,667 uts.	01/17/06	572,115	1,478,498
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	619 shs.	01/17/06	170,801	249,623
			742,916	1,728,121
P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
Preferred Stock Class A (B)	54 shs.	12/21/10	340,718	654,546
Common Stock (B)	54 shs.	12/21/10	25,500	293,155
			366,218	947,701
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.

15% Senior Subordinated Note due 2017	$2,980,600	12/20/10	2,947,387	2,980,600
Limited Liability Company Unit Class A (B)	99 uts.	12/20/10	318,215	409,747
Limited Liability Company Unit Class B (B)	99 uts.	12/20/10	3,214	133,474
			3,268,816	3,523,821
Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
0% Senior Subordinated Note due 2014 (B)	$79,688	12/18/12	—	79,688

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	$111,508	$119,229
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	—
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	—
			2,536,588	119,229
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$2,798,554	11/29/12	2,746,317	2,907,849
Limited Liability Company Unit (B)	1 ut.	11/29/12	375,000	510,845
			3,121,317	3,418,694
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	206 shs.	11/12/09	203,944	370,963

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 2017	$94,270	01/02/14	410,667	94,270
Preferred Stock Series B-1 (B)	18 shs.	01/02/14	707,024	707,022
Common Stock (B)	10 shs.	01/02/14	414,787	50,915
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	34,715
Warrant, exercisable until 2014, to purchase common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	16,371
			1,946,771	903,293
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$3,517,112	*	3,472,927	3,582,762
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	469,845
* 10/21/11 and 08/03/12.			3,879,359	4,052,607

Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
Preferred Stock (B)	93,749 shs.	12/11/12	93,749	106,803
Common Stock (B)	94 shs.	12/11/12	9	101,102
			93,758	207,905

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$2,531,250	*	$2,502,874	$2,556,563
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	301,911
Common Stock (B)	2,949 shs.	03/30/12	29,492	130,087
* 03/30/12 and 05/16/13.			2,784,124	2,988,561

Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.

7% Senior Subordinated Note due 2014 (D)	$2,606,560	01/15/09	1,560,231	—

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
12.5% Senior Subordinated Note due 2021	$1,812,211	03/15/13	1,718,269	1,848,455
Common Stock (B)	181 shs.	03/15/13	181,221	338,053
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	138,098
			1,967,448	2,324,606
Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	917,033
Warrant, exercisable until 2015, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	232,315
* 08/31/07 and 03/06/08.			620,933	1,149,348

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 2019	$1,477,388	10/18/13	1,450,533	1,427,156
Common Stock (B)	1,681 shs.	10/18/13	168,100	4,888
			1,618,633	1,432,044
Snacks Parent Corporation
The world's largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2020	$2,702,880	11/12/10	2,597,782	2,702,880
Preferred Stock A (B)	3,395 shs.	11/12/10	301,503	243,531
Preferred Stock B (B)	1,575 shs.	11/12/10	113,007
Common Stock (B)	19,737 shs.	11/12/10	19,737	876,069
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	5,418 shs.	11/12/10	5,418	240,507
			2,924,440	4,175,994

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated Note due 2017	$2,267,934	12/15/09	$2,075,984	$2,286,968
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	181,996
			2,303,093	2,468,964
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	30 shs.	10/23/08	300,000	799,816
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	11 shs.	10/23/08	100,650	303,930
			400,650	1,103,746
Stag Parkway Holding Company
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$2,758,153	12/19/12	2,654,296	2,813,316
Common Stock (B)	284 shs.	12/19/12	283,688	295,396
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	83 shs.	12/19/12	76,435	86,748
			3,014,419	3,195,460
Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 2019	$2,119,565	12/13/13	2,079,182	2,171,226
Preferred Stock A (B)	317,935 shs.	12/13/13	317,935	322,981
			2,397,117	2,494,207
Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018 (D)	$2,877,446	07/01/11	2,831,111	—
Preferred Stock Series A (B)	228 shs.	07/01/11	228,137	—
			3,059,248	—
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 shs.	03/31/10	—	—

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$3,099,998	12/14/10	$2,993,924	$3,103,352
14% Senior Subordinated PIK Note due 2017	$291,390	08/17/12	283,647	291,705
Common Stock (B)	115 shs.	12/14/10	114,504	90,577
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	88,402
			3,503,822	3,574,036
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2019	$3,697,876	09/02/08	3,586,991	3,328,089
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	—
Redeemable Preferred Stock Series A (B)	1,280 shs.	09/02/08	12,523	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	—
			3,760,710	3,328,089
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
10% Senior Subordinated Note due 2016 (D)	$613,982	*	16,334	613,982
Common Stock Class B	55 shs.	*	—	—
Limited Partnership Interest of			—	—
Saw Mill Capital Fund V, LLC (B)	3.97% int.	**	114,424	—
Warrant, exercisable until 2016, to purchase common stock at $.01 per share (B)	72 shs.	04/28/06	59,041	—
* 04/28/06 and 09/13/06.			189,799	613,982
** 03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 2018 (D)	$2,006,491	12/05/13		1,805,842
15% Senior Subordinated Note due 2020(D)	$88,396	12/05/13	414,051	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	—
			414,051	1,805,842

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)	$1,773,006	10/31/07	$1,717,521	$531,902
Common Stock (B)	209 shs.	10/31/07	208,589	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	—
			2,013,717	531,902
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 2019	$3,013, 247	07/05/13	2,960,792	3,043,379
Limited Liability Company Unit Class A (B)	295,455 uts.	07/05/13	295,455	299,495
			3,256,247	3,342,874
Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2016	$1,373,340	*	1,349,579	1,373,340
Preferred Stock Series B (B)	241 shs.	10/20/08	241,172	968,510
Common Stock (B)	742 shs.	*	800,860	—
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	—	—
* 07/19/05 and 12/22/05.			2,551,505	2,341,850

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	11,775 uts.	02/28/11	156,250	412,014
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	5,781 shs.	04/11/03	68,059	42,822
			224,309	454,836
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	182 shs.	04/30/04	182,200	430,633
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	230 shs.	04/30/04	211,736	544,602
			393,936	975,235

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
15% Senior Subordinated Note due 2021	$2,335,922	06/06/14	639,157	2,335,922
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	1,493 shs.	06/06/14	—	—
			639,157	2,335,922
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	348,058	—
Class C Unit (B)	850,000 uts.	10/29/09	780,572	173,647
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	—
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	—
* 07/19/04 and 10/29/09.			1,744,787	173,647

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 2020	$1,015,691	03/31/14	995,994	1,035,882
Common Stock (B)	7,368 shs.	03/31/14	736,842	700,000
			1,732,836	1,735,882
Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2016 (D)	$3,175,092	11/30/06	1,638,669	—
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—
			1,916,412	—
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	303,976
Common Stock (B)	1,058 shs.	06/08/10	1,058	143,039
			211,982	447,015
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$2,383,562	12/16/10	2,250,545	2,373,816
Common Stock (B)	616 shs.	12/16/10	616,438	252,339
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	166 shs.	12/16/10	148,003	67,804
			3,014,986	2,693,959

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition	Cost	Fair Value

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$2,724,864	11/03/11	$2,687,390	$2,779,361
Common Stock (B)	4,500 shs.	11/03/11	450,000	573,825
			3,137,390	3,353,186

Total Private Placement Investments (E)			$193,024,309	$197,542,737

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 15.21%:

Bonds - 15.16%
Alliant Techsystems Inc.	5.250%	10/01/21	$1,000,000	$1,000,000	$1,032,500
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	1,067,500
Ashtead Group plc	6.500	07/15/22	385,000	406,940	420,613
Belden Inc.	5.250	07/15/24	410,000	410,000	413,075
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	748,250
Calpine Corporation	7.500	02/15/21	600,000	613,526	651,000
Commercial Vehicle Group Inc.	7.875	04/15/19	989,000	1,014,921	1,028,560
Commscope Holdings Inc.	6.625	06/01/20	500,000	501,124	533,750
Cornerstone Chemical Company	9.375	03/15/18	750,000	766,178	793,125
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	684,213
Exopack LLC	7.875	11/01/19	1,000,000	1,000,000	1,070,000
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	485,925
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,092,020
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	849,291
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	344,500
Hercules Offshore, Inc.	7.500	10/01/21	1,000,000	1,000,000	992,500
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	500,000
Hilcorp Energy Company	7.625	04/15/21	725,000	699,296	792,063
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	1,000,000	1,000,000	1,062,500
Hovnanian Enterprises, Inc.	7.250	10/15/20	1,000,000	1,000,000	1,085,000
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,071,250
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	497,125
International Automotive Component	9.125	06/01/18	1,000,000	960,522	1,062,500
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,049,021	1,112,500
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	788,974	802,500
Jurassic Holdings III Inc	6.875	02/15/21	1,000,000	1,009,308	1,020,000
Lamar Media Corporation	5.375	01/15/24	320,000	320,000	331,200
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,354,922	1,387,325
MEG Energy Corporation	7.000	03/31/24	1,000,000	1,000,000	1,102,500
Meritor, Inc.	7.875	03/01/26	669,000	663,403	1,076,672
Milacron Financial	7.750	02/15/21	500,000	500,000	547,500
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,658	1,090,000
Niska Gas Storage Partners LLC	6.500	04/01/19	1,000,000	1,000,000	960,000
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	1,065,000
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,503,750
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	1,090,000

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Pinnacle Operating Corporation	9.000%	11/15/20	$1,000,000	$1,044,111	$1,085,000
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,377,000
RKI Inc.	8.500	08/01/21	1,000,000	1,004,594	1,085,000
Roofing Supply	10.000	06/01/20	975,000	1,094,056	1,038,375
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	530,000
Select Medical Corporation	6.375	06/01/21	650,000	659,418	679,250
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	793,125
Sprint Corporation	7.125	06/15/24	315,000	315,000	333,900
Tesoro Logistics LP	5.875	10/01/20	1,000,000	1,020,988	1,055,000
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	1,077,500
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	344,093
Valeant Pharmaceuticals International	6.750	10/01/17	70,000	69,798	72,975
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,433	935,000
Welltec A/S	8.000	02/01/19	750,000	738,848	798,750
Woodside Homes Company, LLC	6.750	12/15/21	1,000,000	1,002,453	1,020,000
Total Bonds				41,226,492	43,591,175

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			777	—	—
Total Convertible Preferred Stock				—	—

Preferred Stock - 0.05%
Ally Financial, Inc.			143	45,009	143,362
TherOX, Inc. (B)			103	—	—
Total Preferred Stock				45,009	143,362

Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	—	—
Total Common Stock				—	—

Total 144A Securities				41,271,501	43,734,537

Total Corporate Restricted Securities
				$234,295,810	$241,277,274

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Public Securities - 18.10%: (A)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Bank Loans - 0.87%
Aquilex Holdings LLC	5.250%	12/31/20	$296,432	$295,737	$294,949
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	990,000	983,330
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	990,341	990,000
Triple Point Technology, Inc.	9.250	07/09/21	259,223	225,038	228,765
Total Bank Loans				2,501,116	2,497,044

Bonds - 16.93%
AAR Corporation	7.250%	01/15/22	$2,000,000	$2,111,019	$2,190,000
Accuride Corp	9.500	08/01/18	1,500,000	1,531,233	1,580,100
ADT Corporation	6.250	10/15/21	1,000,000	1,035,430	1,060,000
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,520,071	1,625,625
Alta Mesa Financial Services	9.625	10/15/18	1,500,000	1,501,106	1,575,000
American Axle & Manufacturing, Inc.	5.125	02/15/19	240,000	240,000	252,000
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	830,000
Arch Coal, Inc.	7.000	06/15/19	150,000	150,000	113,625
Avis Budget Car Rental	9.750	03/15/20	750,000	750,000	849,375
B E Aerospace, Inc.	6.875	10/01/20	850,000	866,238	923,313
Braskem Finance Ltd.	6.450	02/03/24	815,000	815,000	871,031
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	1,007,988	1,075,000
CCO Holdings Capital Corporation	7.250	10/30/17	750,000	761,844	791,250
Cimarex Energy Co.	5.875	05/01/22	1,000,000	1,072,111	1,105,000
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	1,015,600
CHC Helicopter SA	9.375	06/01/21	1,500,000	1,500,000	1,601,250
Chemtura Corporation	7.875	09/01/18	500,000	520,531	524,150
Chrysler Group, LLC	8.000	06/15/19	415,000	447,051	450,794
Chrysler Group, LLC	8.250	06/15/21	415,000	456,706	468,950
Clearwater Paper Corporation	4.500	02/01/23	750,000	743,270	727,500
Coeur d’Alene Mines Corporation	7.875	02/01/21	1,000,000	1,003,406	1,005,000
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,868	1,462,500
CVR Refining LLC	6.500	11/01/22	650,000	628,765	685,750
Fidelity National Information	7.875	07/15/20	125,000	125,000	132,383
First Data Corporation	11.750	08/15/21	1,000,000	1,000,000	1,186,250
Halcón Resources Corporation	9.750	07/15/20	1,000,000	1,047,909	1,091,250
Headwaters, Inc.	7.625	04/01/19	850,000	850,164	907,375
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	1,008,750
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	498,750
Huntington Ingalls Industries	7.125	03/15/21	750,000	774,271	819,375
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	999,100
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,171,674	1,231,937

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Lear Corporation	4.750%	01/15/23	$750,000	$736,378	$746,250
Lennar Corporation	4.750	11/15/22	750,000	739,512	746,250
Linn Energy, LLC	8.625	04/15/20	1,000,000	1,008,984	1,080,000
Magnum Hunter Resources, Corp.	9.750	05/15/20	1,500,000	1,565,843	1,657,500
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,075,600
Midstates Petroleum Company, Inc.	9.250	06/01/21	1,000,000	1,000,000	1,097,500
Nexeo Solutions LLC	8.375	03/01/18	40,000	40,000	40,400
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	1,007,500
Omnova Solutions, Inc.	7.875	11/01/18	1,500,000	1,521,936	1,575,000
Perry Ellis International, Inc.	7.875	04/01/19	750,000	744,297	776,250
Precision Drilling Corporation	6.625	11/15/20	750,000	768,936	802,500
Regency Energy Partners LP	5.875	03/01/22	835,000	821,754	907,018
Rosetta Resources Inc.	5.875	06/01/22	1,000,000	1,000,000	1,045,000
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,028,535	1,102,500
T-Mobile USA Inc.	6.464	04/28/19	700,000	710,725	736,750
T-Mobile USA Inc.	6.731	04/28/22	450,000	444,950	485,437
T-Mobile USA Inc.	6.836	04/28/23	135,000	132,209	146,981
Tomkins, Inc.	9.000	10/01/18	79,000	79,000	84,119
Tronox Finance LLC	6.375	08/15/20	750,000	733,815	774,375
Unit Corporation	6.625	05/15/21	1,000,000	989,625	1,067,500
Venoco, Inc.	8.875	02/15/19	198,000	200,744	192,555
Xerium Technologies, Inc.	8.875	06/15/18	831,000	867,165	882,938
Total Bonds				46,538,063	48,687,906

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

	Shares	Cost	MarketValue
Corporate Public Securities: (A) (Continued)

Common Stock - 0.30%
Bally Total Fitness Holding Corporation (B) (F)	15	$—	$—
Chase Packaging Corporation	9,541	—	477
Nortek, Inc.	175	1	15,708
Supreme Industries, Inc. (B)	131,371	267,319	853,912
Total Common Stock		267,320	870,097

Total Corporate Public Securities		$49,306,499	$52,055,047

Short Term Securities:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 4.87%
Ameren Corporation	0.260%	07/01/14	$2,000,000	$2,000,000	$2,000,000
Ameren Corporation	0.260	07/14/14	1,000,000	999,906	999,906
Ryder System Inc	0.220	07/09/14	4,000,000	3,999,804	3,999,804
South Carolina Electric & Gas Company	0.220	07/08/14	4,000,000	3,999,829	3,999,829
Virginia Electric and Power Company	0.200	07/16/14	3,000,000	2,999,750	2,999,750
Total Short-Term Securities				$13,999,289	$13,999,289

Total Investments	106.88%			$297,601,598	$307,331,610
Other Assets	4.84				13,910,780
Liabilities	(11.72)				(33,688,581)
Total Net Assets	100.00%				$287,553,809

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of June 30, 2014.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. As of June 30, 2014, the value of these securities amounted to $197,542,737, or 68.70% of net assets.
(F) Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
^ Effective yield at purchase
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Industry Classification:	Fair Value/ Market Value		Fair Value/ Market Value

AEROSPACE - 3.07%		BROADCASTING & ENTERTAINMENT - 0.12%
AAR Corporation	$2,190,000	HOP Entertainment LLC	$—
Alliant Techsystems Inc.	1,032,500	Lamar Media Corporation	331,200
B E Aerospace, Inc.	923,313	Sundance Investco LLC	—
Merex Holding Corporation	1,981,049		331,200
Whitcraft Holdings, Inc.	2,693,959
	8,820,821	BUILDINGS & REAL ESTATE - 2.62%
		ACP Cascade Holdings LLC	—
AUTOMOBILE - 8.58%		Hovnanian Enterprises, Inc.	1,085,000
Accuride Corp	1,580,100	Lennar Corporation	746,250
American Axle & Manufacturing, Inc.	252,000	Pearlman Enterprises, Inc.	119,229
Avis Budget Car Rental	849,375	Safway Group Holding LLC/Finance Corporation	530,000
CG Holdings Manufacturing Company	4,017,253	Sunrise Windows Holding Company	3,574,036
Chrysler Group, LLC	919,744	TruStile Doors, Inc.	454,836
Commercial Vehicle Group Inc.	1,028,560	Woodside Homes Company, LLC	1,020,000
DPL Holding Corporation	4,072,272		7,529,351
Ideal Tridon Holdings, Inc.	577,794	CHEMICAL, PLASTICS & RUBBER - 2.43%
International Automotive Component	1,062,500	Capital Specialty Plastics, Inc.	1,575,000
J A C Holding Enterprises, Inc.	1,312,406	Cornerstone Chemical Company	793,125
K & N Parent, Inc.	4,309,467	INEOS Group Holdings PLC	497,125
Lear Corporation	746,250	Nicoat Acquisitions LLC	1,786,737
Meritor, Inc.	2,152,272	Omnova Solutions, Inc.	1,575,000
Ontario Drive & Gear Ltd.	1,728,121	Tronox Finance LLC	774,375
Tomkins, Inc.	84,119		7,001,362
	24,692,233	CONSUMER PRODUCTS - 9.93%
BEVERAGE, DRUG & FOOD - 8.5%		AMS Holding LLC	552,720
1492 Acquisition LLC	1,978,516	Baby Jogger Holdings LLC	3,240,224
Eatem Holding Company	3,631,843	Bravo Sports Holding Corporation	2,462,174
F F C Holding Corporation	686,769	Clearwater Paper Corporation	727,500
GenNx Novel Holding, Inc.	3,474,492	Custom Engineered Wheels, Inc.	843,024
Golden County Foods Holding, Inc.	—	gloProfessional Holdings, Inc.	3,112,002
Hospitality Mints Holding Company	2,253,786	GTI Holding Company	1,699,062
JBS USA Holdings, Inc.	802,500	Handi Quilter Holding Company	637,748
JMH Investors LLC	2,776,132	HHI Group, LLC	3,265,835
Pinnacle Operating Corporation	1,085,000	K N B Holdings Corporation	151,673
Snacks Parent Corporation	4,175,994	Manhattan Beachwear Holding Company	3,061,650
Spartan Foods Holding Company	2,468,964	NXP BV/NXP Funding LLC	1,503,750
Specialty Commodities, Inc.	1,103,746	Perry Ellis International, Inc.	776,250
	24,437,742

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

Prestige Brands Holdings, Inc.	$1,377,000	Nortek, Inc.	$15,708
R A J Manufacturing Holdings LLC	903,293	O E C Holding Corporation	1,411,190
Tranzonic Holdings LLC	3,342,874	Strahman Holdings Inc	2,494,207
Xerium Technologies, Inc.	882,938	Truck Bodies & Equipment International	2,341,850
	28,539,717		26,458,214
CONTAINERS, PACKAGING		DIVERSIFIED/CONGLOMERATE,
& GLASS - 2.45%		SERVICE - 8.56%
Beverage Packaging Holdings	748,250	A S C Group, Inc.	2,621,118
Chase Packaging Corporation	477	A W X Holdings Corporation	367,500
P K C Holding Corporation	947,701	ADT Corporation	1,060,000
P P T Holdings LLC	3,523,821	Advanced Technologies Holdings	1,373,547
Rose City Holding Company	207,905	Apex Analytix Holding Corporation	1,208,541
SMB Machinery Holdings, Inc.	1,432,044	Church Services Holding Company	1,518,960
Vitex Packaging Group, Inc.	173,647	Clough, Harbour and Associates	422,356
	7,033,845	Crane Rental Corporation	2,200,410
DISTRIBUTION - 6.46%		ELT Holding Company	417,219
ARI Holding Corporation	3,668,453	EPM Holding Company	1,392,155
Blue Wave Products, Inc.	1,711,106	Hilton Worldwide Holdings, Inc.	1,062,500
BP SCI LLC	3,322,562	Hub International Ltd.	1,071,250
Duncan Systems, Inc.	987,640	HVAC Holdings, Inc.	3,247,692
Signature Systems Holdings Company	2,324,606	Insurance Claims Management, Inc.	719,946
Stag Parkway Holding Company	3,195,460	Mail Communications Group, Inc.	341,613
WP Supply Holding Corporation	3,353,186	Nexeo Solutions LLC	40,400
	18,563,013	Northwest Mailing Services, Inc.	770,534
DIVERSIFIED/CONGLOMERATE,		Roofing Supply	1,038,375
MANUFACTURING - 9.21%		Safety Infrastructure Solutions	2,988,561
A H C Holding Company, Inc.	431,009	Sirius XM Radio Inc.	793,125
Advanced Manufacturing Enterprises LLC	2,945,556		24,655,802
Arrow Tru-Line Holdings, Inc.	661,283	ELECTRONICS - 0.70%
C D N T, Inc.	1,090,519	Belden Inc.	413,075
CTP Transportation Products, LLC	684,213	Connecticut Electric, Inc.	1,599,564
F G I Equity LLC	1,523,806		2,012,639
G C Holdings	328,371
Hartland Controls Holding Corporation	3,652,418	FINANCIAL SERVICES - 5.34%
Hi-Rel Group LLC	2,133,535	Ally Financial, Inc.	1,768,987
Janus Group Holdings LLC	3,509,206	Alta Mesa Financial Services	1,575,000
J.B. Poindexter Co., Inc.	1,112,500	Ashtead Group plc	420,613
K P I Holdings, Inc.	543,186	Braskem Finance Ltd.	871,031
LPC Holding Company	489,657	CIT Group Inc.	1,015,600
Mustang Merger Corporation	1,090,000	Icahn Enterprises L.P.	2,231,037

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

Jurassic Holdings III Inc	$1,020,000	NetShape Technologies, Inc.	$2,267,599
LBC Tank Terminals Holding Netherlands B.V.	1,387,325	Pacific Consolidated Holdings LLC	79,688
Nielsen Finance LLC	1,007,500	Supreme Industries, Inc.	853,912
REVSpring, Inc.	4,052,607	Welltec A/S	798,750
	15,349,700		14,342,409
HEALTHCARE, EDUCATION &		MEDICAL DEVICES/BIOTECH - 1.25%
CHILDCARE - 5.77%		Chemtura Corporation	524,150
American Hospice Management Holding LLC	2,220,621	ETEX Corporation	_
CHG Alternative Education Holding Company	3,140,043	Halcón Resources Corporation	1,091,250
ERG Holding Company LLC	2,069,597	MedSystems Holdings LLC	336,311
GD Dental Services LLC	302,708	MicroGroup, Inc.	_
Healthcare Direct Holding Company	2,406,536	NT Holding Company	1,264,828
HCA Holdings, Inc.	1,008,750	Precision Wire Holding Company	370,963
Select Medical Corporation	679,250	TherOX, Inc.	—
Strata/WLA Holding Corporation	—		3,587,502
Synarc-BioCore Holdings, LLC	990,000	MINING, STEEL, IRON &
Synteract Holdings Corporation	3,328,089	NON-PRECIOUS METALS - 0.86%
Touchstone Health Partnership	—	Coeur d’Alene Mines Corporation	1,005,000
Wheaton Holding Corporation	447,015	Commercial Metals Company	1,462,500
	16,592,609		2,467,500
		NATURAL RESOURCES - 0.70%
HOME & OFFICE FURNISHINGS, HOUSEWARES &		Arch Coal, Inc.	113,625
DURABLE CONSUMER PRODUCTS - 1.86%		Caelus Energy Alaska, LLC	983,330
Connor Sport Court International, Inc.	768,493	Headwaters, Inc.	907,375
Home Décor Holding Company	734,272		2,004,330
Transpac Holding Company	531,902	OIL & GAS - 9.91%
U M A Enterprises, Inc.	2,335,922	Antero Resources Corporation	830,000
U-Line Corporation	975,235	Calumet Specialty Products Partners L.P.	1,075,000
Wellborn Forest Holding Company	—	Cimarex Energy Co.	1,105,000
	5,345,824	CVR Refining LLC	685,750
		Exopack LLC	1,070,000
LEISURE, AMUSEMENT & ENTERTAINMENT - 1.09%		Forum Energy Technologies	344,500
CTM Holding, Inc.	3,129,370	Hercules Offshore, Inc.	992,500
MACHINERY - 4.99%		Hilcorp Energy Company	1,292,063
ABC Industries, Inc.	1,729,357	Hornbeck Offshore Services, Inc.	498,750
Arch Global Precision LLC	4,404,710	Linn Energy, LLC	1,080,000
E S P Holdco, Inc.	462,840	Magnum Hunter Resources, Corp.	1,657,500
Milacron Financial	547,500	MEG Energy Corporation	1,102,500
Motion Controls Holdings	3,198,053	Midstates Petroleum Company, Inc.	1,097,500
M V I Holding, Inc.	—	Niska Gas Storage Partners LLC	960,000

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2014
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value	Fair Value/ Market Value

Oasis Petroleum Inc.	$1,090,000	TRANSPORTATION - 4.56%
Petroplex Inv Holdings LLC	3,418,694	CHC Helicopter SA	$1,601,250
Precision Drilling Corporation	802,500	MNX Holding Company	2,830,672
Regency Energy Partners LP	907,018	Huntington Ingalls Industries	819,375
RKI Inc.	1,085,000	NABCO, Inc.	—
Rosetta Resources Inc.	1,045,000	Ryder System, Inc.	3,999,804
South Carolina Electric & Gas Company	3,999,829	Tesoro Logistics LP	1,055,000
Stone Energy Corporation	1,102,500	Topaz Marine S.A.	1,077,500
Unit Corporation	1,067,500	VP Holding Company	1,735,882
Venoco, Inc.	192,555		13,119,483
	28,501,659	UTILITIES - 2.68%
PHARMACEUTICALS - 1.17%		Ameren Corporation	2,999,906
CorePharma LLC	432,789	Calpine Corporation	651,000
Forest Laboratories, Inc.	1,941,311	NRG Energy, Inc.	1,065,000
Valeant Pharmaceuticals International	1,007,975	Virginia Electric and Power Company	2,999,750
	3,382,075		7,715,656

PUBLISHING/PRINTING - 0.31%		WASTE MANAGEMENT/POLLUTION - 0.94%
Newark Group, Inc.	904,782	Aquilex Holdings LLC	294,949
		Terra Renewal LLC	613,982
		Torrent Group Holdings, Inc.	1,805,842
RETAIL STORES - 0.17%			2,714,773
Ferrellgas Partners, L.P	485,925

TECHNOLOGY - 0.94%		Total Investments - 106.88%	$307,331,610
Fidelity National Information	132,383
First Data Corporation	1,186,250
Sencore Holding Company	—
Smart Source Holdings LLC	1,149,348
Triple Point Technology, Inc.	228,765
	2,696,746

TELECOMMUNICATIONS - 1.71%
All Current Holding Company	475,667
Altice S.A.	1,067,500
CCO Holdings Capital Corporation	791,250
Commscope Holdings Inc.	533,750
Sprint Corporation	333,900
T-Mobile USA Inc.	1,369,168
Univision Communications, Inc.	344,093
	4,915,328

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History

Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.   Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $197,542,737 (68.70% of net assets) as of June 30, 2014 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2014, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Babson Capital  Corporate  Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock. To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs.

Short-Term Securities
Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2014.

Corporate Restricted Securities – Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and
	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	7.7% to	13.1%
Bonds	Cash Flows	Rate	17.0%
Equity	Market	Valuation	4.3x to	7.8x
Securities	Approach	Multiple	13.5x
		Discount	0% to	5.9%
		for lack of	24%
		marketability
		EBITDA	$0.1 million to	$21.8
			$140.8 million	million

Fair Value Hierarchy
The Company categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The following is a summary of the inputs used to value the Trust's net assets as of June 30, 2014:

Assets	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	183,976,041	—	43,591,175	140,384,866
Common Stock - U.S.	26,900,981	—	—	26,900,981
Preferred Stock	11,706,358	—	143,362	11,562,996
Partnerships and LLCs	18,693,894	—	—	18,693,894
Public Securities
Bank Loans	2,497,044	—	2,497,044	—
Corporate Bonds	48,687,906	—	48,687,906	—
Common Stock - U.S.	870,097	—	870,097	—
Preferred Stock	—	—	—	—
Short-term Securities	—	—	—
Total	$ 307,331,610	$ —	$ 109,788,873	$ 197,542,737

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning					Transfers	Ending
	balance at	Included in				in and/or	balance at
Assets:	12/31/2013	earnings	Purchases	Sales	Prepayments	out of Level 3	06/30/2014
Restricted Securities
Corporate Bonds	$136,364,924	$5,730,394	$15,690,482	$(4,884,956)	$(12,515,969)	$—	$140,384,866
Common Stock - U.S.	23,299,991	4,927,120	1,453,727	(2,779,587)	—	—	26,900,981
Preferred Stock	14,778,114	(886,638)	(122,305)	(2,206,175)	—	—	11,562,996
Partnerships and LLCs	21,275,734	(241,712)	1,152,621	(3,492,749)	—	—	18,693,894
Public Securities
Common Stock	—	—	—	—	—	—	—
	$195,718,763	$9,529,164	$18,174,525	$(13,363,746)	$(12,515,696)	$—	$197,542,737

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from operations for the year are presented in the following accounts on the Statement of Operation:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$363,333	—

Net Realized Gain on Investments before Taxes	$2,791,275	—

Net Change in Unrealized Depreciation of Investments Before Taxes.	$6,374,556	9,428,424

Babson Capital  Corporate  Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B. Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:
The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2014, the CI Subsidiary Trust has incurred income tax expense of $542,668.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2014, the CI Subsidiary Trust has a deferred tax liability of $652,030.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the six months ended June 30, 2014.

E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:
Under an Investment Services Contract (the "Contract") with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

C. Basis for Board Renewal of Contract:
At a meeting of the Trustees held on April 16, 2014, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST
In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

INVESTMENT PERFORMANCE
The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS
In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Babson Capital Participation Investors, which also is advised by Babson Capital. Under the terms of its Investment Advisory and Administrative Services Contract, Babson Capital Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Babson Capital, and that the fee Babson Capital Participation Investors charged compares favorably.

Babson Capital  Corporate  Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

ECONOMIES OF SCALE
The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, close to the value of the Trust's current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

		5.	Purchases and Sales of Investments
				For the nine months ended 06/30/14
				Cost of Investments Acquired	Proceeds from Sales or Maturities

			Corporate restricted securities	$33,088,368	$31,189,439
			Corporate public securities	9,453,180	9,682,745

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2014. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of June 30, 2014 is $9,730,012 and consists of $39,260,681 appreciation and $29,530,669 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $652,030 on net unrealized gains on the CI Subsidiary Trust.

		6.	Quarterly Results of Investment Operations (Unaudited)

				March 31, 2014
				Amount	Per Share
			Investment income	$7,550,489
			Net investment income	5,937,333	$0.31
4.	Senior Secured Indebtedness		Net realized and unrealized gain on investments (net of taxes)	2,149,186	0.11

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2014, the Trust incurred total interest expense on the Note of $792,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

				June 30, 2014
				Amount	Per Share
			Investment income	$6,973,819
			Net investment income	5,430,279	$0.28
			Net realized and unrealized gain on investments (net of taxes)	10,131,390	0.52

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

7.
Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 16, 2014. The Shareholders were asked to vote to re-elect as Trustees Michael H. Brown, Barbara M. Ginader, and Maleyne M. Syracuse for three year terms. The Shareholders approved the proposal. The Trust's other Trustees, William J. Barrett, Edward P. Grace, III, Robert E. Joyal, Clifford M. Noreen, and Susan B. Sweeney continued to serve their respective terms following the April 16, 2014 Annual Shareholders Meeting. The results of the Shareholder voting are set forth below.

			% of Shares
Shares for	Withheld	Total	Voted for
Michael H. Brown
15,818,666	290,650	16,109,316	98.20%
Barbara M. Ginader
15,808,781	300,535	16,109,316	98.14%
Maleyne M. Syracuse
15,746,784	362,532	16,109,316	97.75%

Babson Capital  Corporate  Investors

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Babson Capital  Corporate  Investors

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Babson Capital Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Corporate Investors

CI6216

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation. Mr. Klofas also presently serves as President of Babson Capital Participation Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

Richard E. Spencer, II is a Vice President of the Registrant and a Managing Director of Babson Capital who also manages Babson Capital's Fund Investments and Advisory Group. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Corporate Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 5, 2014

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 5, 2014